Corporate Overview March 24, 2022

This presentation includes forward-looking statements. All statements contained in this presentation other than statements of historical facts, including statements regarding future results of operations and financial position of PhaseBio Pharmaceuticals, Inc. (“we,” “us” or “our”), our business strategy and plans, the preclinical and clinical development of our product candidates, the timing of availability or disclosure of data from those clinical trials and the timing of planned regulatory submissions, the potential for these product candidates to receive regulatory approval from the FDA, CDE or equivalent foreign regulatory agencies, whether, if approved, these product candidates will be successfully distributed, marketed and commercialized and our objectives for future operations, are forward-looking statements. The words “anticipate,” believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “potential,” “target,” “will” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, clinical development, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions. Risks regarding our business are described in detail in our Securities and Exchange Commission filings, including in our Annual Report on Form 10-K for the year ended December 31, 2021. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward- looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, achievements or events and circumstances reflected in the forward-looking statements will occur. We are under no duty to update any of these forward-looking statements after the date of this presentation to conform these statements to actual results or revised expectations, except as required by law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. Moreover, except as required by law, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements contained in this presentation. Legal Disclaimer 2

Company Overview

Therapeutic Focus	Clinical-stage biopharma company focused on the development and commercialization of novel therapies to treat cardiovascular diseases	
Product Candidates	**Bentracimab (PB2452)**	Novel agent in Phase 3 development for immediate and sustained reversal of ticagrelor, the preferred antiplatelet therapy of the American College of Cardiology, the American Heart Association and the European Society of Cardiology
	PB6440	Oral aldosterone synthase inhibitor in development for treatment-resistant hypertension and potentially other cardio-renal-metabolic indications, currently in Investigational New Drug application (IND) enabling studies
Platform Technology	**ELP Technology**	• Extends circulating half-life of proteins and peptides, enhances solubility, stability and bioavailability while providing a sustained-release mechanism • Enables product candidates that are straightforward to manufacture and administer

Recent Achievements & Upcoming Milestone Targets[1]

✓ **Bentracimab**	**Mid 2021**	First 100 patients in REVERSE-IT Phase 3 trial	**Bentracimab**	**Mid-2022**	Planned BLA Submission
✓ **Bentracimab**	**Q4 2021**	Topline results from Phase 2b trial	**PB6440**	**2H 2022**	Planned IND submission
✓ **Bentracimab**	**Q4 2021**	Topline results from interim analysis of REVERSE-IT	**PB6440**	**Late 2022**	Target initiating first-in-human clinical trial

PhaseBio

1. Targeted timelines could be impacted by the continued scope and duration of the COVID-19 pandemic

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A Clinical Stage, Cardiovascular Focused Biopharmaceutical Company

Program	Pre-Clinical	Phase 1	Phase 2	Phase 3	Commercial Rights	Upcoming Milestone Target[2]
Bentracimab Reversal of Ticagrelor Antiplatelet Activity	**REVERSE-IT[1] Phase 3 ongoing** *Interim completed, targeting to submit BLA in Mid 2022[2]*				PhaseBio	**Mid 2022** Planned BLA submission
PB6440 Resistant Hypertension	**Pre-Clinical**				PhaseBio	**2H 2022** Planned submission of Investigational New Drug application (IND)
			Partnering Opportunities			
Pemziviptadil Pulmonary Arterial Hypertension (PAH)	**Phase 2b[3]**				PhaseBio	
GLP2-ELP Short Bowel Syndrome	**Late research**				PhaseBio	
CNP-ELP Achondroplasia	**Late research**				PhaseBio	
Early Programs	**PROPRIETARY LONG-ACTING INJECTABLE RECOMBINANT BIOPOLYMERS** (Elastin-like Polypeptides – ELPs)				PhaseBio	

PhaseBio

1. REVERSE-IT: Rapid and SustainEd ReVERSal of TicagrElor – Intervention Trial
2. Targeted timeline could be impacted by the continued scope and duration of the COVID-19 pandemic
3. Phase 2b trial voluntarily stopped early due to COVID-19 impacts on manufacturing, associated drug supply and the rate of enrollment in the study; PhaseBio has elected to stop further development after a strategic review and will reprioritize resources towards pre-commercialization activities for bentracimab and the advancement of other pipeline programs, including PB6440 for resistant hypertension

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Corporate

Experienced Management Team

JONATHAN MOW
Chief Executive Officer

SUSAN ARNOLD, PhD
SVP Technical Operations

JONATHAN BIRCHALL
Chief Commercial Officer

GLEN BURKHARDT
SVP Human Resources

KRIS HANSON
General Counsel

JOHN LEE, MD, PhD, FACC
Chief Medical Officer

LAUREN RICHARDSON
VP Regulatory & Quality

JOHN SHARP
Chief Financial Officer

Dedicated to transforming patients' lives through science and excellence

Despite the ongoing challenges posed by the ongoing COVID-19 pandemic, 2021 has been a year of significant progress for PhaseBio. In addition to refining our mission, advancing our pipeline programs and kicking off the REVERSE-IT Phase 3 clinical trial for our lead program, bentracimab, we have evolved our corporate logo and the overall look and feel of our website, drawing inspiration for the PhaseBio brand from our prospective patients, healthcare providers and our people. The new PhaseBio logo is defined by a patient-friendly representation of the heart composed of the letters 'P' and 'B' from the PhaseBio name.

This shows that cardiovascular disease is not just what PhaseBio does – it is who we are.

PhaseBio

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• Sub-license revenue: $0.1M • Operating expense: $32.2M  R&D: $27.4M  SG&A: $4.9M • Loss from operations: ($32.1M) • Net Loss of ($43.1M) or ($0.90) per share, basic and diluted  48.1M shares used for computing Q4 2021 net loss per share • Cash and cash equivalents as of 12/31/2021: $41.8M • Available SFJ funding as of 12/31/2021: $28.7M Q4 2021 Financial Highlights 7

Bentracimab (PB2452) Reversal Agent for Ticagrelor

Bentracimab: Novel Reversal Agent for Brilinta (Ticagrelor)

Bentracimab

- Ticagrelor has proven superior efficacy vs. clopidogrel and has a unique reversible binding profile
  - Clopidogrel and prasugrel both permanently bind to the receptor and cannot be reversed
- Bentracimab is the only specific reversal agent in development for ticagrelor <u>for both surgical and active bleed indications</u>
  - Bentracimab clinical data to date have demonstrated both immediate (<5 min) and sustained (~24 hours) reversal of ticagrelor antiplatelet effects
- Believe approval would differentiate ticagrelor on safety vs. other oral antiplatelet agents
  - Differentiation would drive increased ticagrelor utilization

Significant unmet need for antiplatelet agent reversal

MAJOR BLEEDING

- Intracranial Haemorrhage (ICH), GI, Trauma
- All oral antiplatelet agents have the potential to cause major bleeding, which can be severe or even fatal
- Bentracimab designed to immediately and sustainably reverse the antiplatelet effects of ticagrelor

URGENT SURGERY OR INTERVENTION

- Currently oral $P2Y_{12}$ agents, including ticagrelor, require a 5-day washout prior to surgery[1,2]
  - Urgent surgery often cannot wait 5 days
  - Higher thrombotic risk during washout
- In Phase 1 and Phase 2a studies, bentracimab observed to immediately and sustainably reverse ticagrelor inhibition of platelet activation
  - Enables immediate surgery

PhaseBio

1. Plavix/clopidogrel Prescribing Information: https://packageinserts.bms.com/pi/pi_plavix.pdf , https://www.ema.europa.eu/en/documents/product-information/plavix-epar-product-information_en.pdf
2. Brilinta/Brilique/ticagrelor Prescribing Information: https://www.azpicentral.com/brilinta/brilinta.pdf#page=1 , https://www.ema.europa.eu/en/documents/product-information/brilique-epar-product-information_en.pdf

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• Early surgery = Bleed risk Current Dilemma in Managing Surgical Patients 10 5d - Ticagrelor washout Risk of bleeding Risk of thrombosis and procedural delay Bentracimab Bentracimab has to potential to eliminate this dilemma • Later surgery = Thrombosis risk

Bentracimab: Well-Characterized Mechanism of Reversal of Ticagrelor

Bentracimab


1.
ADP
ADP binds to $P2Y_{12}$ receptor causing platelet aggregation
PLATELET
Ticagrelor
ADP
This is a reversible process with ticagrelor cycling on/off the P2Y12 receptors
2.
Ticagrelor binds to $P2Y_{12}$, inhibiting ADP-induced platelet aggregation
3.
Bentracimab binds to free ticagrelor with very high affinity
Bentracimab
ADP
4.
Bentracimab-ticagrelor binding is preferential to ticagrelor-$P2Y_{12}$ binding due to 100x higher affinity (K_i 20 pM vs 2nM)
5.
As free ticagrelor is eliminated, ADP can again activate the $P2Y_{12}$ receptor, restoring platelet activity
ADP
PLATELET
6.
Bentracimab-ticagrelor is cleared from the bloodstream

PhaseBio

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Bentracimab Phase 2A Data 12 Adverse Events PBO (N=6) Bentracimab (N=17) Any AE – no. 13 20 Subjects with AE – no. (%) 5 (83%) 10 (59%) Dry mouth 1 0 Infrequent bowel movements 1 0 Nausea 1 1 Feeling hot (r) 0 2 Infusion site bruising 1 0 Infusion site erythema 1 0 Infusion site extravasation 0 1 Vessel puncture site bruise 1 4 Bronchitis 0 1 Folliculitis 0 1 Arthropod sting 1 0 Contusion 0 1 ECG T wave inversion (SAE) 0 1 Back pain 1 1 Muscle twitching 0 1 Pain in extremity 0 1 Dizziness (r) 2 1 Dyspnea (r) 0 2 Blood blister 1 0 Macule 0 1 Pruritus 0 1 Bentracimab 18 g in 50-80 year-olds with DAPT All Treatment Emergent Adverse Events 0 4 8 12 16 20 24 48 PR U 10 0 20 0 Time post-dose (hours) -48 PR U Time post-dose (hours) Bentracimab 36 g to reverse ticagrelor 180 BID 10 0 20 0 30 0 0 4 8 12 16 20 24 48 -48 P < 0.001 across all timepoints 5 min - 24 hrs, Bonferroni adjusted P < 0.001 across all timepoints 5 min - 24 hrs, Bonferroni adjusted Bentracimab (N=12) Placebo (N=4) Placebo (N=2) Bentracimab (N=5) 30 0 Bentracimab

Pivotal Program for Bentracimab

Bentracimab



2019
2020
2021
2022
2023
Phase 1
NEJM
Phase 2A
Phase 2B: 50-80 year old volunteers Completed
N=200, 150 randomized to receive bentracimab
Presentation at ACC
FDA
Breakthrough
Therapy
FDA
EOP1
EMA PRIME
Designation
Phase 3 REVERSE-IT trial ticagrelor patients Interim analysis completed
N=150, major bleeding + urgent surgery patients
PMC Completion of Phase 3
Final N=200
August 2021
Last patient for interim
Targeted BLA Submission
Mid-2022
Potential BLA
Approval

Targeted timelines could be impacted by the continued scope and duration of the COVID-19 pandemic
NEJM= New England Journal of Medicine, EOP1=End-of-Phase 1 Meeting, BLA=Biologics License Application

- Phase 1 study published in NEJM (Bhatt DL, Pollack CV, Weitz JI, et al. *N Engl J Med*. 2019; 380:1825-1833)
- Phase 2B study enrollment completed results to be presented at ACC April 2022
- Interim analysis of REVERSE-IT Phase 3 trial complete November 2021, published *NEJM Evidence January 2022*
- US BLA on track for mid-2022
  - Breakthrough designation in US, PRIME designation in EU and Breakthrough designation in China (NMPA)

PhaseBio

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Bentracimab 14 • Bentracimab achieved primary PRU endpoint of ticagrelor reversal Statistically significant reduction in % inhibition of PRU within 4 hours Speed of action and duration of response reversal similar to Phase 1 and 2A studies • Safety profile in the Phase 2B study consistent with Phase 1 and 2A studies No treatment emergent AEs or SAEs considered related to bentracimab No thrombotic events observed • Phase 2B results accepted for presentation in a Late Breaking Clinical Research session at the American College of Cardiology Annual Scientific Session & Expo being held in Washington, D.C., April 2-4, 2022 Phase 2B: Reversal of Ticagrelor and Safety

bentracimab 15 REVERSE-IT: Bentracimab Pivotal Phase 3 Trial Overview • REVERSE-IT: Rapid and SustainEd ReVERSal of TicagrElor – Intervention Trial • Open-label, single-arm study in patients with uncontrolled major or life-threatening bleeding or who require urgent surgery or invasive procedure • Total of 200 patients targeted for total enrollment First 150 patients to form the basis of accelerated BLA filing in US and MAA in EU Accelerated BLA endpoint is restoration of platelet function based on VerifyNow® PRUTest® platelet function assay • Additional endpoints related to hemostasis captured as part of the primary outcome analysis • US FDA Breakthrough Therapy designation, EMA PRIME designation and Breakthrough designation in China bentracimab Bentracimab for Ticagrelor Reversal in Patients Undergoing Urgent Surgery Deepak L. Bhatt, MD, MPH, Charles V. Pollack, Jr., MD, C. David Mazer, MD, Dominick J. Angiolillo, MD, PhD, Ph. Gabriel Steg, MD, Stefan K. James, MD, PhD, Jeffrey I. Weitz, MD, Rohit Ramnath, PhD, Susan E. Arnold, PhD, Michael C. Mays, BS, Bret R. Umstead, MS, Barbara White, MD, Lisa L. Hickey, MS, Lisa K. Jennings, PhD, Benjamin J. Curry, PhD, John S. Lee MD, PhD, Subodh Verma, MD, PhD, on Behalf of the REVERSE-IT Investigators Digital journal from the New England Journal of Medicine Group. First issue, January, 2022. Article is posted at https://evidence.nejm.org/ REVERSE-IT Interim Phase 3 Published in NEJM Evidence 16

bentracimab REVERSE-IT: Baseline Characteristics 17https://evidence.nejm.org/doi/pdf/10.1056/EVIDoa2100047 bentracimab PRU analysis in surgical vs bleeding patients REVERSE-IT: Platelet Reversal 18 PRU analysis in all patients (N=150) (N=8) (N=142) https://evidence.nejm.org/doi/pdf/10.1056/EVIDoa2100047 bentracimab Adjudicated and Investigator-Reported Surgical Outcomes REVERSE-IT: Adjudicated Surgical Hemostasis 19https://evidence.nejm.org/doi/pdf/10.1056/EVIDoa2100047 bentracimab Adjudicated and Investigator-Reported Bleeding Outcomes REVERSE-IT: Adjudicated Bleeding Hemostasis 20https://evidence.nejm.org/doi/pdf/10.1056/EVIDoa2100047

REVERSE-IT: No Platelet Rebound Activity

REVERSE-IT
Rapid and SustainEd ReVERSal of TicagrElor - Intervention Trial
bentracimab

P-selectin in surgical and bleeding patients


Soluble P-Selectin (ng/mL)
80
60
40
20
0 Hr
5-10 Min
30 Min
1 Hr
4 Hr
12 Hr
24 Hr
72 Hr
35 Day
Time post-reversal

Mean platelet volume in surgical and bleeding patients


Mean Platelet Volume (fL)
20
15
10
5
0 Hr
1 Hr
4 Hr
12 Hr
24 Hr
72 Hr
Time post-reversal (hours)

Effect of Bentracimab Treatment on P-Selectin and Mean Platelet Volume (MPV). Soluble P-selectin and MPV were measured pre-dose and at multiple timepoints post-initiation of bentracimab treatment to assess for a potentially prothrombotic rebound increase in platelet reactivity post-reversal. Shown are the soluble P-selectin levels in surgical and bleeding patients treated with bentracimab (left). MPV was measured in surgical and bleeding patients treated with bentracimab (right).

PhaseBio

https://evidence.nejm.org/doi/pdf/10.1056/EVIDoa2100047

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bentracimab Adjudicated Thrombotic Events Occurring Post-Reversal REVERSE-IT: Adjudicated Thrombotic Events 22https://evidence.nejm.org/doi/pdf/10.1056/EVIDoa2100047 bentracimab Post-Reversal Thrombotic Events within 30 Days REVERSE-IT: Bentracimab vs. Other Reversal Agents Thrombotic Events 23 1. https://evidence.nejm.org/doi/pdf/10.1056/EVIDoa2100047 2. Pollack CV Jr, Reilly PA, van Ryn J, Eikelboom JW, Glund S, Bernstein RA, et al. Idarucizumab for dabigatran reversal: Full cohort analysis. N Engl J Med 2017; 377: 431–441. https://www.nejm.org/doi/full/10.1056/nejmoa1707278 3. Connolly SJ, Crowther M, Eikelboom JW. et al; ANNEXA-4 Investigators. Full study report of andexanet alfa for bleeding associated with factor Xa inhibitors. N Engl J Med 2019; 380 (14) 1326-1335 https://www.nejm.org/doi/full/10.1056/NEJMoa1814051#article_citing_articles 1 2 3

Expect Continued Long-Term Rx Growth of Ticagrelor

Bentracimab approval has the potential to drive continued positive momentum

Bentracimab

- Brilinta/Brilique sales in 2021 were approximately $1.5B
  - Pandemic impact dampened 2020 and 2021 growth
- In February 2019, Brilinta Phase 3 THEMIS[1] trial met primary endpoint in patients with established coronary artery disease and type-2 diabetes; in May 2020, FDA approved a label update[2] for BRILINTA in the US to include the reduction of the risk of a first heart attack or stroke in high-risk patients with coronary artery disease
- In January 2020, Brilinta Phase III THALES[3] trial met primary endpoint in patients with acute ischemic stroke or patients with high-risk transient ischemic attack; in November 2020[4], FDA approved a label update for Brilinta in the US to include the reduction of the risk of stroke in patients with acute ischemic stroke or high-risk transient ischemic attack

Ticagrelor Differentiation *vs. clopidogrel*	Now	Post Bentracimab Launch	Post LOE of ticagrelor
Efficacy	✓	✓	✓
Safety	≈ *(no reversal agent)*	✓	✓
Price	✗ *(branded vs. generic)*	✗ *(branded vs. generic)*	✓

PhaseBio

1. https://www.astrazeneca.com/media-centre/press-releases/2019/brilintas-phase-iii-themis-trial-met-primary-endpoint-in-patients-with-established-coronary-artery-disease-and-type-2-diabetes-25022019.html
2. https://www.astrazeneca.com/content/astraz/media-centre/press-releases/2020/brilinta-approved-in-the-us-to-reduce-the-risk-of-a-first-heart-attack-or-stroke-in-high-risk-patients-with-coronary-artery-disease.html
3. https://www.astrazeneca.com/media-centre/press-releases/2020/brilinta-met-primary-endpoint-in-phase-iii-thales-trial-in-stroke-27012020.html
4. https://www.astrazeneca.com/media-centre/press-releases/2020/brilinta-approved-in-the-us-in-stroke.html#:~:text=AstraZeneca's%20 Brilinta%20(ticagrelor)%20has%20been,transient%20ischaemic%20attack%20(TIA)

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Lipitor Analog Points to Potential ~2.5X Increase in Post-LOE Ticagrelor Market Share Within the P2Y12 Inhibitor Class 25 51.1% 0% 10% 20% 30% 40% 50% 60% M ol ec ul e St an da rd U ni ts S ha re Atorvastatin/Lipitor Fluvastatin/Lescol Lovastatin/Altoprev Pitavastatin/Livalo Pravastatin/Pravachol Rosuvastatin/Crestor Simvastatin/Zocor Lipitor LOE Analogue Selection Rationale: Lipitor Oral-administered product At the time of LOE, Zocor and Pravachol were generic Best-in-class statin at the time of LOE Mix of prescribing physicians In the cardiovascular market Iqvia® Analysis of MIDAS Data US Statin Standard Unit Share Trends Bentracimab

BentracimabUS Patients on P2Y12 Inhibitors: Potential for Significant Long-Term Ticagrelor Patient 26 0.4 3.8 0.2 2.02.2 0.2 Clopidogrel Prasugrel Ticagrelor US Patients on P2Y12 Inhibitors (millions) 2019 2029 (est.) Continued AZ Promotion Bentracimab Launch Brilinta Patent Expiry Potential Drivers of Ticagrelor Volume Growth Iqvia® Analysis of MIDAS Data

Bentracimab Patient Opportunity

Bentracimab

Bentracimab Addressable Market: Current and Future Estimates

	Rates	2019	2029
Total number of $P2Y_{12}$ patients per year		4.46m	4.61m
Total number of Ticagrelor patients per year		439k	1.93m
Inpatient Bleed[2]	**3.9%**	**17.0k**	**74.8k**
ICH	0.4%	1.7k	7.5k
GI	1.5%	6.6k	29.2k
Trauma	0.8%	3.4k	15.0k
Other	1.2%	5.3k	23.2k
Inpatient Urgent[3] **Surgery Rate**	**6.0%**	**26.5k**	**116.5k**
Urgent/Emergent CABG	2.6%	11.4k	50.0k
Other	3.4%	15.1k	66.5k
Inpatient Semi-Elective[4] **Surgery Rate**	**11.0%**	**48.4k**	**213.2k**
Addressable Patient Totals		**91.9k**	**404.6**

Totals may not foot due to rounding

2019 Bentracimab Addressable Market: 91.9k Pts ~$1-2B[5]

PhaseBio

1. 2019 $P2Y_{12}$ class patient count analysis: Iqvia, MIDAS tablet volume
2. Bleeding events are defined as an inpatient admission with a diagnosis code for a bleed
3. Urgent surgery/procedure is defined as an emergency room visit where a surgery/procedure was performed or an inpatient admission with surgery/procedure that had an ambulance service on the same day as admission
4. Semi-elective surgery/procedure is defined as any inpatient surgery/procedure without an ambulance service on the same day
5. Based on estimated $10,000-$20,000 per dose
6. 2029 market: assumes ticagrelor achieves ~50% of US $P2Y_{12}$ patient volume by 2031, 7 years after loss of exclusivity

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PB6440 Aldosterone Synthase Inhibitor for Resistant Hypertension

PB6440

Resistant Hypertension: Large, growing patient population, coupled with a high unmet need, creates an attractive opportunity for a novel therapy

- Upwards of 10 million patients in the United States have resistant hypertension and are at risk for serious, costly medical consequences (stroke, heart attack, kidney failure, etc.)[1]
- Physicians currently prescribe numerous combinations of antihypertensives to lower blood pressure
- Blocking aldosterone has been shown to be an effective mechanism for treating resistant hypertension
    - Currently available aldosterone blockers suffer from poor potency and pharmacokinetics (eplerenone) or poor tolerability (spironolactone) and thus are rarely used
- Recent draft guidance from the FDA outlines a streamlined regulatory path for novel drugs to treat resistant hypertension without the need for large outcomes studies[2]
- Market research indicates that payors aware of high medical costs associated with resistant hypertension



Aldosterone Synthase Inhibition
Protects patients from the harmful effects of aldosterone by inhibiting aldosterone production.
Adrenal Glands
Kidney
Corticosterone
Aldosterone Synthase
18-OH-corticosterone
Aldosterone
Salt/water retention causes renal hypertension
Heart
Aldosterone causes cardiac fibrosis
Arteries
Aldosterone vasoconstriction causes vascular hypertension

PhaseBio

1. Carey RM, Sakhuja S, Calhoun DA, Whelton PK, Muntner P. Prevalence of apparent treatment-resistant hypertension in the United States: comparison of the 2008 and 2018 American heart association scientific statements on resistant hypertension. Hypertension. 2019; 73: 424–431. Available at: https://www.ahajournals.org/doi/full/10.1161/HYPERTENSIONAHA.118.12191?url_ver=Z39.88-2003&rfr_id=ori:rid:crossref.org&rfr_dat=cr_pub%3dpubmed. Accessed February 2020
2. U.S. Food and Drug Administration. Center for Drug Evaluation and Research. (2018) Hypertension: Conducting Studies of Drugs to Treat Patients on a Background of Multiple Antihypertensive Drugs Guidance for Industry. Available at: https://www.fda.gov/regulatory-information/search-fda-guidance-documents/hypertension-conducting-studies-drugs-treat-patients-background-multiple-antihypertensive-drugs. Accessed February 2020

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PB6440 CYP11B Potency and Selectivity (IC50, μM) Human Monkey CYP11B2 CYP11B1# Selectivity CYP11B2 CYP11B1 Selectivity PB6440 0.024 4.859 202 0.016 5.802 363 LCI699* 0.0007 0.013 19 0.016 0.059 3.7 PB6440 Is Highly Selective for Aldosterone Synthase (CYP11B2) Selectivity and Potency Demonstrated in Primate Chronic Oral Dosing Model 30 In a primate model, oral PB6440 demonstrated a sustainable reduction in aldosterone without a significant increase in steroids upstream of CYP11B1, suggesting no significant inhibition of CYP11B1 in vivo # Steroid 11 -hydroxylase *Discontinued Novartis compound; active in Phase 2 studies, but blocked cortisol production, likely due to inadequate selectivity

PB6440: A Promising CYP11B2 Inhibitor 31 Characteristics Of PB6440 Potential for multiple, high-value indications High in vitro selectivity for CYP11B2 over CYP11B1 High in vitro selectivity for CYP11B2 over drug metabolizing/other steroidal CYPs High oral bioavailability Long half-life in vivo consistent with once-daily dosing Oral PK and selectivity profiles yield a large therapeutic index in vivo Suppression of plasma aldosterone levels >90% in ACTH-challenge model No significant effect on cortisol, DOC or 11-b deoxycortisol levels in ACTH-challenge model PB6440 An oral, once-daily dosing regimen with a potentially best-in-class profile from a safety and efficacy perspective